UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	May 1, 2008

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)
(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On May 1, 2008, the Board of Directors of Journal Communications, Inc. (the “Company”) approved an amendment to Section 3.01 of Article III of the Company’s Bylaws, as amended (the “Bylaws”), to decrease the size of the Board of Directors from ten directors to nine directors and to provide that the number of directors designated to each class of the Board of Directors be divided, as nearly as may be possible, to one-third of the total number of directors. The Board of Directors also approved an amendment to Section 2.14(a)(ii) of Article II of the Bylaws to require additional disclosure by a shareholder proponent of his, her or its full equity ownership in the Company.

        The text of the amended Bylaws is filed herewith as Exhibit 3.1 and the full text of the Bylaws, as amended, is filed herewith as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(3.1)	Amendments to Bylaws of Journal Communications, Inc.

(3.2)	Bylaws of Journal Communications, Inc., as amended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.
Date: May 2, 2008	By: /s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K

Exhibit No.

(3.1)	Amendments to the Bylaws of Journal Communications, Inc.

(3.2)	Bylaws of Journal Communications, Inc., as amended.